                                                                    EXHIBIT 99.1

================================================================================

                                  [LOGO] Triad
                                         HOSPITALS, INC.


                            $400 Million Senior Notes

================================================================================

                        High Yield Investor Presentation

                                   April 2001

                                                                             (1)


================================================================================

     This presentation contains forward-looking statements based on current management expectations. Numerous factors, including those related to market conditions and those detailed from time-to-time in the Company's filings with the Securities and Exchange Commission, may cause results to differ materially from those anticipated in the forward-looking statements. Many of the factors that will determine the Company's future results are beyond the ability of the
    Company to control or predict. These statements are subject to risks and uncertainties and, therefore, actual results may differ materially. Readers should not place undue reliance on forward-looking statements, which reflect management's views only as of the date hereof. The Company undertakes no obligation to revise or update any forward-looking statements, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise. All references to "Company", "Triad", and "Triad Hospitals,
 Inc." as used throughout this presentation refer to Triad Hospitals, Inc. and its affiliates.

================================================================================
                                                          [LOGO] Triad
                                                                 HOSPITALS, INC.

                                                                             (2)


Agenda
================================================================================

[ ] Introduction                        Burke Whitman
                                        Chief Financial Officer

[ ] Business Overview                   Denny Shelton
                                        Chairman & CEO

[ ] Financial Overview                  Burke Whitman
                                        Chief Financial Officer

[ ] Q&A Session

================================================================================
                                                          [LOGO] Triad
                                                                 HOSPITALS, INC.

                                                                             (3)

================================================================================

                                  Introduction

================================================================================

                                                                             (4)


Introduction
================================================================================

-----------------------------------------------
Issuer                                           Triad Hospitals, Inc.
-----------------------------------------------
Issue                                            Senior Unsecured Notes
-----------------------------------------------
Amount                                           $400 Million
-----------------------------------------------
Maturity                                         8 Years
-----------------------------------------------
Guarantees                                       Senior Guarantees from Certain Subsidiaries
-----------------------------------------------
Optional Redemption                              NC - 4
-----------------------------------------------
Optional Redemption                              Up to 35% within 3 years of issue
Upon Equity Offering
-----------------------------------------------
Ratings                                          B1/B-
-----------------------------------------------
Use of Proceeds                                  Acquire Quorum and refinance debt
-----------------------------------------------
Joint Lead Managers                              Merrill Lynch (Sole Books) and Banc of America Securities
-----------------------------------------------
Anticipated Pricing                              April 20

================================================================================
                                                          [LOGO] Triad
                                                                 HOSPITALS, INC.

                                                                             (5)


Introduction
================================================================================
Acquisition Highlights

[ ]      Triad plans to acquire Quorum Health Group

          } Expected closing April 27

[ ] The combination creates the country's third largest hospital management company

          } 49 hospitals and 14 surgery centers

          } Approximately 9,000 total licensed beds

          } Combined LTM 12/31/00 revenue: $3.1 billion, EBITDA: $502 million

[ ]      Increased geographic diversification with operations in 17 states

[ ]      Industry's preeminent position in small city markets

[ ] Pro forma synergies of $17 million, half of which will be realized in the first year

[ ] Through divestitures, synergies and a focus on debt reduction, the combined entity's financial profile will quickly improve
================================================================================
                                                          [LOGO] Triad
                                                                 HOSPITALS, INC.

                                                                             (6)


Introduction
================================================================================

                      Triad                        Quorum                          Combined
                      -----                        ------                          --------

 Market Focus     Small and mid-size           Small and mid-size               Small and mid-size
                 communities primarily    communities in Southeast and     communities in Southern and
              in Southwestern, Southern,        Midwestern U.S.                  Midwestern U.S.
                   and Western U.S.

 Operations       30 hospitals/(a)/              19 hospitals/(b)/           49 hospitals/(a)//(b)/
                 14 surgical centers         206 managed hospitals            14 surgical centers
                                                                              206 managed hospitals

 Licensed Beds         4,700/(c)/                     4,304                           9,004/(c)/


     [GRAPHIC OMITTED: PIE CHARTS OF THE LATEST TWELVE MONTHS ENDING DECEMBER
31, 2000 PAYOR MIX, BY PERCENTAGE, FOR TRIAD, QUORUM AND THE COMBINED COMPANY]

     TRIAD:
            Medicare:                       30%
            Medicaid:                        6%
            Managed Care:                   31%
            Other Sources:                  33%

     QUORUM:
            Medicare:                       37%
            Medicaid:                        6%
            Other Sources
            (including managed care):       57%

     COMBINED COMPANY:

           Medicare:                        34%
           Medicaid:                         6%
           Other Sources
           (including managed care):        60%

----------
(a)  Includes one Triad hospital under development in Las Cruces, New Mexico.
(b)  Excludes one Quorum hospital closed subsequent to 12/31/00 and one Quorum hospital which is under contract to be sold; includes one Quorum hospital opened in April 2001.
(c)  Includes 166 beds in a joint venture hospital and 726 beds that are in two hospitals leased to third parties.

===============================================================================
                                                          [LOGO] Triad
                                                                 HOSPITALS, INC.

                                                                             (7)


Introduction
================================================================================
Key Deal Terms

[ ]      Total Transaction Value:  $2.4 billion

[ ]      Purchase Price of Equity:  $1.4 billion

          }  $1.1 billion equity

          }  $300 million cash

[ ] Quorum Shareholders will receive $3.50 per share in cash and .4107 Triad shares

          }  Fixed exchange ratio, no collars

[ ] Triad has estimated that it will issue approximately 36 million shares at a purchase price of $29.92 per share (the average stock price at the time the merger was announced)

[ ]      Tax free transaction to the extent of stock received
================================================================================
                                                          [LOGO] Triad
                                                                 HOSPITALS, INC.

                                                                             (8)


Introduction
================================================================================
Other Key Deal Terms


Committed Financing      }  Committed financing:  $1.8 billion in debt fully
                            underwritten by Merrill Lynch and Bank of America

Board Additions          }  One Quorum and one Welsh, Carson representative
                            will join Triad's Board of Directors

                         }  Board size will increase to 12

Diluted Equity Ownership }  Existing Triad Shareholders        53%

                         }  Existing Quorum Shareholders       47%

================================================================================
                                                          [LOGO] Triad
                                                                 HOSPITALS, INC.

                                                                             (9)


Introduction
================================================================================
Other Key Deal Terms

Welsh, Carson Support      }  Voting agreement in place

                           }  Russ Carson to join Triad board

Conditions                 }  IRS letter-ruling regarding Triad tax-free spinoff

                           }  Shareholder approvals

                           }  Regulatory approvals

Closing                    }  Closing expected April 27th
================================================================================
                                                          [LOGO] Triad
                                                                 HOSPITALS, INC.

                                                                            (10)



================================================================================

                               Business Overview

================================================================================

                                                                            (11)


Business Overview
================================================================================
Acquisition Rationale



[ ]  Similar market focus on small cities

[ ]  Proven Triad strategy can be implemented at Quorum

[ ]  Size

[ ]  Geographic fit and diversification

[ ]  Attractive assets

[ ]  Resolved significant Qui Tam issues
================================================================================
                                                          [LOGO] Triad
                                                                 HOSPITALS, INC.

                                                                            (12)


Business Overview
================================================================================
CY 2000 Hospital Revenue

--------------------------------------------------------------------------------
     The Majority of Quorum's Portfolio Fits Well with Triad's Market Focus;
         Triad is Committed to Managing Its Portfolio Opportunistically
--------------------------------------------------------------------------------

[GRAPHIC OMITTED: PIE CHARTS OF CALENDAR YEAR 2000 HOSPITAL REVENUE FROM VARIOUS MARKETS, BY PERCENTAGE, FOR TRIAD, QUORUM AND THE COMBINED COMPANY]


TRIAD(a):
     Small City:     71%
     Urban:          29%

QUORUM:
     Small City:     70%
     Rural:          22%
     QHR:             8%

COMBINED COMPANY
     Small City:     70%
     Urban:          12%
     Rural:          13%
     QHR:             5%

-------------------------------------
(a) Includes a full year of Denton, Greenbrier and SouthCrest. Excludes sold and closed facilities. Excludes two hospitals leased to a third party, ambulatory surgery centers and non-patient revenues.
================================================================================
                                                          [LOGO] Triad
                                                                 HOSPITALS, INC.

                                                                            (13)


Business Overview
================================================================================
Triad's Business Strategy


[ ]  Develop strong physician relations

[ ]  Develop strong community relations

[ ]  Increase volume

[ ]  Improve operating margin

[ ]  Grow the Company

      }  Expansions

      }  Developments

      }  Acquisitions
================================================================================
                                                          [LOGO] Triad
                                                                 HOSPITALS, INC.

                                                                            (14)


Business Overview
================================================================================
Develop Physician Relations

[ ] Triad has created a structured program to work closely with physicians to improve medical care, professional environment, and operating performance:

     }   Local-level Physician Leadership Groups (PLGs)

         - Local physician leaders, plus corporate and hospital management
         - Regular meetings conducted at the hospital

     }   National-level PLG

         - Physician representatives, plus corporate management
         - PLG President is an ex officio member of Triad corporate board
         - Conduct 3 national PLG conferences each year

[ ]  Strategy has been successful in growing admissions and managing resources

[ ]  Triad will implement its physician strategy throughout Quorum
================================================================================
                                                          [LOGO] Triad
                                                                 HOSPITALS, INC.

                                                                            (15)

Business Overview
================================================================================
Develop Community Relations


[ ]   Add Community Leaders to the local Boards of Trustees

       }  Local people manage their local healthcare needs

[ ] Empower the local Boards of Trustees to take responsibility and make recommendations for

       }  Strategic planning

       }  Assessment of capital needs

       }  Overall supervision of the care provided in the communities
================================================================================
                                                          [LOGO] Triad
                                                                 HOSPITALS, INC.

                                                                            (16)


Business Overview
================================================================================
Increase Volume

[ ]   Win back local physicians

[ ]   Expand inpatient services to meet community demand

       } Develop centers of excellence
         (e.g., oncology, orthopedics, neurology, obstetrics, etc.)

       } Recruit specialists to support these centers

       } Reduce outmigration to nearby cities

[ ] Increase emergency room and outpatient services to meet community demand

       } Capitalize upon industry shift to outpatient care

       } Improve outpatient surgery centers

       } Restructure hospital facilities to increase outpatient surgery capacity

[ ]   Recruit new primary care physicians

       } Especially in high population growth markets
================================================================================
                                                          [LOGO] Triad
                                                                 HOSPITALS, INC.

                                                                            (17)



Business Overview
================================================================================
Opportunity for Admissions Growth

     [GRAPHIC OMITTED: A BAR GRAPH OF TRIAD'S SAME-FACILITY ADMISSIONS GROWTH, BY PERCENTAGE, FOR THE FISCAL YEARS DECEMBER 31, 2000 AND DECEMBER 31, 1999 AND A BAR GRAPH OF QUORUM'S SAME-FACILITY ADMISSIONS GROWTH, BY PERCENTAGE, FOR THE FISCAL YEARS JUNE 30, 2000, JUNE 30, 1999 AND JUNE 30, 1998]

     TRIAD(a):
         1999:       8.1%
         2000:       6.9%

     QUORUM(b):
         1998:       0.9%
         1999:       2.2%
         2000:       0.6%

-------------------------------------
(a)  Includes joint ventures.
(b)  Fiscal year ending June 30.
================================================================================
                                                          [LOGO] Triad
                                                                 HOSPITALS, INC.

                                                                            (18)



Business Overview
================================================================================
Opportunity for Revenue Growth


     [GRAPHIC OMITTED: A BAR GRAPH OF TRIAD'S SAME-FACILITY REVENUE GROWTH, BY PERCENTAGE, FOR THE FISCAL YEARS DECEMBER 31, 2000 AND DECEMBER 31, 1999 AND A BAR GRAPH OF QUORUM'S SAME-FACILITY REVENUE GROWTH, BY PERCENTAGE, FOR THE FISCAL YEARS JUNE 30, 2000, JUNE 30, 1999 AND JUNE 30, 1998]

     TRIAD:
          1999:    6.6%
          2000:    7.7%

     QUORUM(a):
         1998:     7.3%
         1999:    (0.8%)
         2000:     3.3%

-------------------------------------
(a)  Fiscal year ending June 30.
================================================================================
                                                          [LOGO] Triad
                                                                 HOSPITALS, INC.

                                                                            (19)


Business Overview
================================================================================
Improve Operating Margin


[ ]  Maximize efficiency with human resources

     }  Focus on responsibilities and activities of highly-skilled nurses

[ ]  Leverage buying power of Group Purchasing Organization

[ ]  Implement resource management

     }  Collaborate with physicians to optimize test and procedure resources

[ ]  Provide financial training and support to hospital managers

[ ]  Maintain highest standard of care

     }  Do not want to be the low-cost provider

================================================================================
                                                          [LOGO] Triad
                                                                 HOSPITALS, INC.

                                                                            (20)


Business Overview
================================================================================
Opportunity for Margin Growth


     [GRAPHIC OMITTED: A BAR GRAPH OF TRIAD'S EBITDA MARGIN, BY PERCENTAGE, FOR THE FISCAL YEARS DECEMBER 31, 2000, DECEMBER 31, 1999 AND DECEMBER 31, 1998 AND A BAR GRAPH OF QUORUM'S SAME-FACILITY HOSPITAL EBITDA MARGIN, BY PERCENTAGE, FOR THE FISCAL YEARS JUNE 30, 2000, JUNE 30, 1999 AND JUNE 30, 1998]

     TRIAD:
          1998(a):      12.6%
          1999(a):      14.2%
          2000 PF:      15.1%(b)
                        14.7%(c)

     QUORUM(d):
          1998:         19.2%
          1999:         13.7%
          2000:         15.0%

(a)  Core operations.
(b) Includes full year of Denton, Greenbrier, and SouthCrest. Excludes sold and closed facilities.
(c) Excludes sold and closed facilities and closure costs related to Mission Bay Hospital.
(d)  Fiscal year ending June 30.
================================================================================
                                                          [LOGO] Triad
                                                                 HOSPITALS, INC.

                                                                            (21)


Business Overview
================================================================================
Opportunity for Margin Growth


     [GRAPHIC OMITTED: A BAR GRAPH OF QUORUM'S CALENDAR YEAR 2000 EBITDA MARGIN(a)]

As reported:                                    16.3%
Excluding QHR(b):                               15.8%
Excluding QHR(b), Flowers, Lutheran,
St. Joseph, Kosciusko and Caylor-Nickel:        11.6%

-------------------------------------
(a)  EBITDA before End Loaded Lease Facility.
(b) QHR (Quorum Health Resources) is Quorum's contract hospital management subsidiary.
================================================================================
                                                          [LOGO] Triad
                                                                 HOSPITALS, INC.

                                                                            (22)


Business Overview
================================================================================
Grow the Company

[ ]   Expand existing hospitals

       } In selected markets that need additional facilities

       } Tucson and Fort Wayne are strategic priorities

[ ]   Develop de novo hospitals in high growth emerging markets

       } In sole provider communities with additional facility needs (example: Las Cruces, New Mexico)

       }  In communities with no facility at all

[ ]   Acquire hospitals on a selective basis
================================================================================
                                                          [LOGO] Triad
                                                                 HOSPITALS, INC.

                                                                            (23)


Business Overview
================================================================================

--------------------------------------------------------------------------------
                 Transaction Creates a Leading Hospital Company
--------------------------------------------------------------------------------

     [GRAPHIC OMITTED: A BAR GRAPH OF THE LATEST TWELVE MONTHS ENDING DECEMBER 31, 2000 EBITDA, IN MILLIONS OF DOLLARS, FOR VARIOUS HEALTH CARE COMPANIES, INCLUDING FOR THE PRO FORMA COMBINED COMPANY]

    HCA:                            $3,177
    Tenet:                           2,043
    Triad/Quorum Pro Forma(a):         502
    Health Management Assoc.:          424
    Universal Health:                  359
    Community Health:                  253
    IASIS:                             124
    LifePoint:                         106
    Province:                           84


-------------------------------------
(a) Pro forma for the Transaction. Includes a full year of Denton, Greenbrier and the remaining 50% interest in SouthCrest (all recent acquisitions); excludes sold and closed facilities. Assumes $137.6 million of End Loaded Lease Facility is refinanced resulting in an elimination of $11.5 million of associated rental expense. Includes $19.0 million in expected permanent synergies, less $2.0 million allowance for management of expected Corporate Integrity Agreement and less one-time expenses of $8.5 million expected in 2001 associated with the transition to a combined company.
================================================================================
                                                          [LOGO] Triad
                                                                 HOSPITALS, INC.

                                                                            (24)



Business Overview
================================================================================
CY 2000 Hospital Revenue Concentration by State

--------------------------------------------------------------------------------
                       Greater Geographic Diversification
--------------------------------------------------------------------------------


     [GRAPHIC OMITTED: PIE CHARTS OF CALENDAR YEAR 2000 HOSPITAL REVENUE GEOGRAPHIC CONCENTRATION, BY PERCENTAGE, BY STATE FOR TRIAD, QUORUM AND THE COMBINED COMPANY]

     TRIAD(a):
          Texas:                47%
          Arizona               20%
          Oklahoma               7%
          Other:                26%

     QUORUM(b):
          Indiana:              24%
          South Carolina:       18%
          Alabama:              18%
          Other:                40%

     COMBINED COMPANY(a)(b):
          Texas:                23%
          Indiana:              14%
          Alabama:              12%
          Other:                51%


(a) Includes a full year of Denton, Greenbrier and SouthCrest. Excludes sold and closed facilities. Excludes two hospitals leased to a third party, ambulatory surgery centers and non-patient revenues.
(b)  Excludes Quorum Health Resources.
================================================================================
                                                          [LOGO] Triad
                                                                 HOSPITALS, INC.

                                                                            (25)


Business Overview
================================================================================
Complementary Geographic Fit

    [GRAPHIC OMITTED: A MAP OF THE UNITED STATES SHOWING THE LOCATIONS OF TRIAD AND QUORUM HOSPITALS]
================================================================================
                                                          [LOGO] Triad
                                                                 HOSPITALS, INC.

                                                                            (26)


Business Overview
================================================================================
Triad's Portfolio of Strong Assets

     [GRAPHIC OMITTED: PICTURES OF THE FOLLOWING TRIAD HOSPITAL FACILITIES:
WILLAMETTE VALLEY MEDICAL CENTER, MCMINNVILLE, OR; PARADISE VALLEY HOSPITAL, PHOENIX, AZ; AND NORTHWEST MEDICAL CENTER, TUCSON, AZ]

================================================================================
                                                          [LOGO] Triad
                                                                 HOSPITALS, INC.

                                                                            (27)


Business Overview
================================================================================
Quorum's Portfolio of Strong Assets


[ ]  Most assets are fundamentally sound

     }  Lutheran Hospital - Ft. Wayne, IN

     }  Flowers Hospital - Dothan, AL

     }  Carolinas Health System - Florence, SC

     }  Mary Black Memorial Hospital - Spartanburg, SC

[ ]  Several markets offer significant growth opportunities for Triad

     }  Bentonville, Arkansas

     }  River Region Health System - Vicksburg, MS

[ ]  Opportunities exist for improved operating performance

     }  Volumes & Margin
================================================================================
                                                          [LOGO] Triad
                                                                 HOSPITALS, INC.

                                                                            (28)

================================================================================
Business Overview
================================================================================
Qui Tam Resolution


[ ]  Quorum and the Government have agreed to settlement terms

      }  Addresses major lawsuits

      }  Settlement documents to be completed and signed

[ ] Triad expects to book additional reserves as appropriate for any remaining Quorum Qui Tam liabilities

[ ]  Corporate Integrity Agreement is under negotiation

================================================================================
                                                          [LOGO] Triad
                                                                 HOSPITALS, INC.

                                                                            (29)


================================================================================

                               Financial Overview

================================================================================

                                                                            (30)


Financial Overview
================================================================================


[ ]  Demonstrated financial performance

[ ]  Strong existing cash flow

     }  Pro forma combined company EBITDA of $502 million

[ ]  Opportunity for similar improvement of the combined company

[ ]  Financial strategy for achieving that improvement

================================================================================
                                                          [LOGO] Triad
                                                                 HOSPITALS, INC.

                                                                            (31)


Financial Overview
================================================================================
Demonstrated Financial Performance

[ ]  Rationalized Portfolio

      }  Began with 47 hospitals

      }  Sold, swapped or closed 20 facilities

[ ]  Improved Balance Sheet

      }  Decreased leverage from 5.2x to 3.2x (Debt/EBITDA)

[ ]  Commenced Improvement to Operating Performance

      }  Increased volumes and revenues

      }  Enhanced operating margins

      }  Maintained highest standard of care

      }  Improved patient, physician and employee satisfaction

[ ]  Positioned Company for Growth

      }  Purchased three facilities since October 2000

      }  Ready to acquire Quorum

================================================================================
                                                          [LOGO] Triad
                                                                 HOSPITALS, INC.

                                                                            (32)


Financial Overview
================================================================================

--------------------------------------------------------------------------------
         Demonstrated Ability to Improve Operating and Financial Results
--------------------------------------------------------------------------------

      [GRAPHIC OMITTED: A BAR GRAPH OF TRIAD REVENUE AND A LINE GRAPH OF TRIAD EBITDA, IN MILLIONS OF DOLLARS, FOR THE FISCAL YEARS 1998, 1999 AND 2000 AND A BAR GRAPH OF TRIAD TOTAL DEBT/EBITDA AND A LINE GRAPH OF TRIAD EBITDA/INTEREST EXPENSE FOR THE FISCAL YEARS 1998, 1999 AND 2000]

     Revenue:
          1998(a):         $1,037.7
          1999(a):          1,105.9
          2000(b):          1,233.1

     EBITDA:
          1998(a):         $  130.9
          1999(a):            157.5
          2000(b):            181.7

     Total Debt/EBITDA:
          1998(a):             5.2x
          1999(a):             3.5x
          2000(b):             3.2x

     EBITDA/Interest Expense:
          1998(a):             1.9x
          1999(a):             2.3x
          2000(b):             3.3x

-------------------------------------
(a) Pro forma for the divestiture of certain facilities that the Company sold in 1999, the exclusion of Douglas Medical Center and Sherman, and the spin-off from HCA.
(b) Excludes $1.3 million in revenues and $0.3 million in EBITDA from closed and sold facilities and a pension accrual adjustment in the first quarter; and $1.0 million of revenues and ($8.1) million in EBITDA resulting from the closure of Mission Bay Hospital in the fourth quarter.

================================================================================
                                                          [LOGO] Triad
                                                                 HOSPITALS, INC.

                                                                            (33)


Financial Overview
================================================================================
Operating Performance - 2000


($ in millions)                                               1999/(a)/       2000/(b)/     Improvement
                                                              ---------       ---------     -----------
Admissions (same-facility, incl. joint ventures)/(c)/          123,608         132,133         + 6.9%

Revenues                                                      $1,105.9        $1,233.1         +11.5%

EBITDA                                                          $157.5          $181.7         +15.4%

EBITDA Margin                                                     14.2%           14.7%       +50 bps

-------------------------------------
(a)  Core operations except for admissions.
(b) Excludes sold and closed facilities and closure costs related to Mission Bay Hospital.
(c)  Excludes Mission Bay, Sherman, Denton and Greenbrier.

================================================================================
                                                          [LOGO] Triad
                                                                 HOSPITALS, INC.

                                                                            (34)


Financial Overview
================================================================================
Operating Performance - 1999/(a)/



($ in millions)                           1998           1999     Improvement
                                       -----------    ----------  -----------

Admissions (incl. joint ventures)       117,447        126,975       +8.1%

Revenues                               $1,037.7       $1,105.9       +6.6%

EBITDA                                   $130.9         $157.5      +20.3%

EBITDA Margin                             12.6%          14.2%      +163 bps



-------------------------------------
(a)  Core operations.

================================================================================
                                                          [LOGO] Triad
                                                                 HOSPITALS, INC.

                                                                            (35)


Financial Overview
================================================================================
Pro Forma Combined Company EBITDA

    [GRAPHIC OMITTED: A BAR GRAPH OF EBITDA, IN MILLIONS OF DOLLARS, FOR TRIAD AND QUORUM FOR THE CALENDAR YEAR ENDED DECEMBER 31, 2000 AND FOR THE PRO FORMA COMBINED COMPANY, INCLUDING SYNERGIES]

    Triad as reported for the period ended December 31, 2000(a):                        $174.0
    Full Year Incremental Impact of Acquisitions, Closures and Divestitures:              23.6
    Pro Forma Triad:                                                                     197.6
    Quorum for the period ended December 31, 2000(b)                                     295.6
    Synergies(c):                                                                          8.5
    Pro Forma for the Combined Company:                                                  501.7


-------------------------------------
(a) Includes sold and closed facilities, plus acquisitions from closing date through end of year.
(b)  Excludes $11.5 million of End Loaded Lease Facility expense.
(c) Includes $19.0 million in expected permanent synergies, less $2.0 million allowance for management of expected Corporate Integrity Agreement and less one-time expenses of $8.5 million expected in 2001 associated with the transition to a combined company.

================================================================================
                                                          [LOGO] Triad
                                                                 HOSPITALS, INC.

                                                                            (36)


Financial Overview
================================================================================
Pro Forma CY 2000 Combined Company EBITDA


 ($ in millions)
 Triad As Reported                                    $174.0
 Quorum As Reported                                    284.1
 ELLF Refinancing                                       11.5
 Synergies                                              19.0
                                                      ------
                                                       488.6

 Triad Acquisitions, Closures and Divestitures          23.6
                                                      ------
                                                       512.2

 Management of Corporate Integrity Agreement            (2.0)
                                                      ------
                                                       510.2

 Transition Expenses                                    (8.5)
                                                      ------
            Pro Forma Combined Company EBITDA         $501.7
                                                      ------

================================================================================
                                                          [LOGO] Triad
                                                                 HOSPITALS, INC.

                                                                            (37)



Financial Overview
================================================================================
Financial Strategy


[ ] Utilize strong combined company cash flows

[ ] Exploit synergies from the combination

[ ] Apply Triad's strategy to the combined company

[ ] Manage leverage to optimize capital structure

================================================================================
                                                          [LOGO] Triad
                                                                 HOSPITALS, INC.

                                                                            (38)


Financial Overview
================================================================================
Financial Strategy

[ ] Utilize strong combined company cash flows

[ ] Exploit synergies from the combination

      }  Immediate $17 million from overhead

      }  Group purchasing

      }  Managed care contracting

[ ] Apply Triad's strategy to the combined company

[ ] Manage leverage to optimize capital structure


================================================================================
                                                          [LOGO] Triad
                                                                 HOSPITALS, INC.

                                                                            (39)



Financial Overview
================================================================================
Financial Strategy

[ ] Utilize strong combined company cash flows

[ ] Exploit synergies from the combination

[ ] Apply Triad's strategy to the combined company

      }   Improve volumes continuously by 3-4%

            - Enhance physician and community relations, expand services, recruit doctors

      }   Improve margins gradually and methodically to 17-18% over time

            -   Maximize efficiency

            -   Leverage group purchasing

            -   Implement resource management

            -   Train, lead and support hospital staff

            -   Maintain highest standards of care

      }   Grow the Company at a sustainable rate

            - Expand existing facilities and build or acquire 2-3 hospitals per year

[ ] Manage leverage to optimize capital structure
================================================================================
                                                          [LOGO] Triad
                                                                 HOSPITALS, INC.

                                                                            (40)


Financial Overview
================================================================================
Financial Strategy

[ ] Utilize strong combined company cash flows

[ ] Exploit synergies from the combination

[ ] Apply Triad's strategy to the combined company

[ ] Manage leverage to optimize capital structure

    }   Reduce leverage in first two years

    }   Target Total Debt/EBITDA in low 3x range

    }   Target Total Debt/Total Capitalization in 40% - 50% range


================================================================================
                                                          [LOGO] Triad
                                                                 HOSPITALS, INC.

                                                                            (41)


Financial Overview
================================================================================
Pro Forma Capitalization


                                                     At 12/31/00
                                     -----------------------------------------
                                          $ MM                      %
                                       -----------              -----------
 Revolver/(a)/                            $44.3                     1.3%
 Term Loans                             1,150.0                    32.6%
                                       -----------              -----------
      Total Facilities                  1,194.3                    33.9%

 New Senior Notes                         400.0                    11.3%
 Existing Sr. Sub. Notes                  316.9                     9.0%
                                       -----------              -----------
      Total Debt                        1,911.2                    54.2%

 Book Value of Equity                   1,615.1                    45.8%
                                       -----------              -----------
      Total Capitalization             $3,526.3                   100.0%
                                       ===========              ===========


(a)  Total committed amount of $250 million.

================================================================================
                                                          [LOGO] Triad
                                                                 HOSPITALS, INC.

                                                                            (42)


Financial Overview
================================================================================
Pro Forma Summary Credit Statistics

                                                    PF LTM as of
                                                      12/31/00
                                                  -----------------
 EBITDA                                                $501.7 /(a)/
 Net Interest Expense                                   174.1
 Capital Expenditures                                   209.3

 Senior Secured Debt                                  1,194.3
 Senior Debt                                          1,594.3
 Total Debt                                           1,911.2
 Total Capitalization                                 3,526.3

 EBITDA / Net Interest Expense                          2.88x
 (EBITDA - Capex) / Net Interest Expense                1.68x
 Senior Secured Debt / EBITDA                           2.38x
 Senior Debt / EBITDA                                   3.18x
 Total Debt / EBITDA                                    3.81x
 Total Debt / Total Capitalization                      54.2%


-------------------------------------
(a) Pro forma for the Transaction. Includes a full year of Denton, Greenbrier and the remaining 50% interest in SouthCrest (all recent acquisitions); excludes sold and closed facilities. Assumes $137.6 million of End Loaded Lease Facility is refinanced resulting in an elimination of $11.5 million of associated rental expense. Includes $19.0 million in expected permanent synergies, less $2.0 million allowance for management of expected Corporate Integrity Agreement and less one-time expenses of $8.5 million expected in 2001 associated with the transition to a combined company.
================================================================================
                                                          [LOGO] Triad
                                                                 HOSPITALS, INC.

                                                                            (43)



Financial Overview
================================================================================
Key Credit Strengths

[ ]  Greater diversification of asset base

[ ]  Complementary geographic fit with minimal overlap

[ ]  Consistent market focus -- small cities

[ ]  Disciplined portfolio management strategy

[ ]  Successful volume growth track record

[ ]  Continued margin improvement

[ ]  Experienced management team

[ ]  Favorable industry dynamics

[ ]  Conservative capital structure

================================================================================
                                                          [LOGO] Triad
                                                                 HOSPITALS, INC.

                                                                            (44)


================================================================================

                                  Q&A Session

================================================================================

                                  [LOGO] Triad
                                         HOSPITALS, INC.

                            $400 Million Senior Notes

================================================================================

                        High Yield Investor Presentation
                                   April 2001